Mitchell S. Nussbaum of Loeb & Loeb LLP

345 Park Avenue New York, NY 10154-1895	Direct 212.407.4159 Main 212.407.4000 Fax 212.407.4990 mnussbaum@loeb.com

VIA IDEA

June 8, 2009

John Reynolds Securities and Exchange Commission 100 F. Street, N.E. Washington, D.C. 20549 Mail Stop 3561

Re:	Pantheon Arizona Corp. Form S-4 File No. 333-155579

Dear Mr. Reynolds:

On behalf of our client, Pantheon Arizona Corp., an Arizona corporation (the “Company”), transmitted herewith please find a complete copy of Post-Effective Amendment No. 1 to a Registration Statement on Form S-4 filed by the Company (the “Amended S-4”) through the Commission’s Interactive Data Electronic Applications system (“IDEA”).

By Federal Express, the Company is furnishing the Commission’s staff (the “Staff”) with three marked courtesy copies of the Amended S-4.

The Amended S-4 is being filed by the Company to incorporate new disclosure concerning the fact that the counterparty to certain option agreements covering a significant amount of the outstanding shares of Pantheon China Acquisition Corp. (“Pantheon”) has informed Pantheon that it is unlikely to exercise such options prior to the record date for Pantheon’s upcoming special meeting of shareholders.  As a result, the Company and Pantheon believe that such information should be included in the form of proxy statement mailed to the holders of Pantheon’s common stock in connection with their consideration of voting to approve Pantheon’s proposed business combination with China Cord Blood Services Corporation, together with appropriate disclosure regarding the possible share purchases or other transactions Pantheon may seek to enter into.

John Reynolds June 8, 2009 Page 2

Your prompt attention to this filing would be greatly appreciated.  Should you have any questions concerning any of the foregoing please contact me by telephone at (212) 407-4159.

Sincerely,

/s/ Mitchell S. Nussbaum
Mitchell S. Nussbaum
Loeb & Loeb LLP